                                                                 Exhibit (j)(1)

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, and to the use of our report dated December 9, 2002, which is incorporated by reference, in this Registration Statement (Form N-1A No. 333-09341) of Harding, Loevner Funds, Inc.





                                      /s/ ERNST & YOUNG LLP
                                          -----------------------
                                          ERNST & YOUNG LLP

New York, New York
February 24, 2003